UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 30, 2007
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4666 Faries Parkway
Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On May 30, 2007, Archer-Daniels-Midland Company announced that it had commenced a cash tender offer for up to $400 million aggregate principal amount of its outstanding 8.875% debentures due April 2011, 8.125% debentures due June 2012, and 7.125% debentures due March 2013. A copy of a press release dated May 30, 2007 related to the tender offer is filed with this Current Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibits are filed herewith:

99.1	Press release of Archer-Daniels-Midland Company dated May 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: May 30, 2007	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press release of Archer-Daniels-Midland Company dated May 30, 2007.	Filed Electronically

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